FMB FUNDS, INC.
              Consumer Service Class and Institutional Class Shares

PROSPECTUS SUPPLEMENT, dated January 27, 1998, to Prospectuses dated March 28, 1997

         FMB Funds, Inc., which is advised by Huntington National Bank, has entered into an Agreement and Plan of Reorganization, dated as of February 1, 1998 (the "Reorganization Agreement"), with Monitor Funds, a family of mutual funds also advised by Huntington National Bank, which provides for
(a) the transfer of all of the assets and liabilities of the FMB Diversified Equity Fund, the FMB Intermediate Government Income Fund, the FMB Michigan Tax-Free Bond Fund and the FMB Money Market Fund (the "FMB Portfolios") to corresponding investment portfolios (the "Monitor Portfolios") of the Monitor Funds in exchange for Investment and Trust shares, as applicable, of the Monitor Portfolios, (b) the distribution of such Monitor Portfolios' shares to the shareholders of the FMB Portfolios according to their respective interests, and (c) the termination under state law and the Investment Company Act of 1940, as amended, of FMB Funds, Inc. Joint special meetings of the shareholders of each FMB Portfolio have been scheduled for March 17, 1998, to vote on the proposed reorganization with the Monitor Funds.

              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE